UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 31, 2013

FUQI INTERNATIONAL, INC.

(Exact Name of Company as Specified in Charter)

Delaware	001-33758	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Company’s telephone number, including area code: +86 (755) 2580-1888

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On December 21, 2012, Fuqi International, Inc. (the “Company”) reported that the Company had received a “Wells Notice” from the Staff of the Securities and Exchange Commission (the “SEC”) indicating its intent to recommend to the SEC that it institute a public administrative proceeding against the Company pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended.  The Company also reported that the Staff of the SEC has offered the Company an opportunity to provide a written response to this proposed action by 5:00 pm EST on January 10, 2013, which response date was extended by the Staff of the SEC to February 1, 2013. Pursuant to the Company’s recent request, the Staff of the SEC has extended the response date to March 1, 2013, but has indicated that no additional extension will be provided.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 31, 2013	FUQI INTERNATIONAL, INC.

		By:	/s/ Kim K. T. Pan
		Name	Kim K. T. Pan
		Title:	President, Chief Executive Officer, and Interim Chief Financial Officer